UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 10, 2010
Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991

(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360

(Address of Principal Executive Offices)	(Zip Code)
(401) 751-1600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01	Regulation FD Disclosure
     On November 10, 2010, Nortek, Inc. (“Nortek” or the “Company”) publicly announced that it intends to commence an offering of $300 million in aggregate principal amount of senior notes due 2018 (the “Notes”). A copy of the press release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Proceeds of the Notes will be used to redeem or repurchase a portion of our outstanding 11% Senior Secured Notes due 2013 and for general corporate purposes, including, but not limited to, repayment of certain of our outstanding borrowings and acquisitions complementary to our existing lines of business.
     The Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibit 99.2, which is incorporated by reference herein. Such information, which has not been previously disclosed, was included in the confidential preliminary offering memorandum utilized in connection with the offering of the Notes.
     This Current Report is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The Notes will be offered solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The proposed offering of the Notes is subject to certain market and other conditions, and may not occur as described or at all. The securities to be offered have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.
     The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto contains forward-looking statements. These statements are based on Nortek’s current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors impacting such forward-looking statements include the availability and cost of certain raw materials (including, among others, steel, copper, packaging materials, plastics, resins, glass, wood and aluminum) and purchased components, freight costs, the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets, interest rates, employment levels, inflation, foreign currency fluctuations, consumer spending levels, exposure to foreign economies, the rate of sales growth, prices, product and warranty liability claims, the ability to meet the listing requirements of the New York Stock

Exchange and acquisitions, dispositions, restructurings, business shutdowns and integrations. Nortek undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the reports and filings of Nortek with the Securities and Exchange Commission, including the Form 10 and the Quarterly Report on Form 10-Q for the quarter ended October 2, 2010.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
99.1	Press release, dated November 10, 2010.
99.2	Regulation FD Disclosure (from Preliminary Offering Memorandum, dated November 11, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.
By:	/s/ Edward J. Cooney
	Name:	Edward J. Cooney
	Title:	Vice President and Treasurer

Date: November 11, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated November 10, 2010.

99.2	Regulation FD Disclosure (from Preliminary Offering Memorandum, dated November 11, 2010).